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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                         Reported)  February 27, 1998


     FINANCIAL ASSET SECURITIES CORP., (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 1998, which forms Ocwen Home Equity Loan Trust 1998-OFS1, which will issue the Home Equity Loan Asset-Backed Certificates, Series 1998-OFS1).


                        FINANCIAL ASSET SECURITIES CORP.
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     (Exact name of registrant as specified in its charter)


         Delaware                333-44067       06-1442101
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(State or Other Jurisdiction  (Commission    (I.R.S. Employer
     of Incorporation)        File Number)   Identification No.)



600 Steamboat Road
Greenwich, Connecticut                              06830
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(Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (203) 625-2700
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Item 5.  Other Events.
----     ------------

Filing of Derived Materials.
---------------------------

     In connection with the offering of the Ocwen Home Equity Loan Trust, Series 1998-OFS1, Asset Backed Pass-Through Certificates (the "Certificates") Greenwich Capital Markets, Inc. as underwriter of the Certificates (the "Underwriter"), has prepared certain materials (the "Derived Materials") for distribution to their potential investors. Although the Registrant provided the Underwriter with certain information regarding the characteristics of the assets in the related portfolio, it did not participate in the preparation of the Derived Materials. Concurrently with the filing hereof, pursuant to Rule 202 of Regulation 202, the Registrant is filing certain computational materials by paper filing on Form SE.

     For purposes of this Form 8-K, Derived Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life, duration; expected maturity; loss sensitivity; cash flow characteristics; background information regarding the assets; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature, as well as certain matters relating to the collateral for such transaction.



Item 7.   Financial Statements, Pro Forma Financial
----      -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     The following is filed herewith.  The exhibit number   corresponds  with
Item 601(b) of Regulation S-K.

     Exhibit No.              Description
     -----------              -----------
         99                   Computational Materials filed on Form SE
                              dated February 27, 1998




                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FINANCIAL ASSET SECURITIES CORP.



                              By:  /s/ Brian Bernard
                                  ---------------------------
                                       Brian Bernard


Dated:  February 26, 1998




                               Exhibit Index
                               -------------

Exhibit                                                             Page
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99.  Computational Materials filed                                    P
     on Form SE dated February 27, 1998.




            IN ACCORDANCE WITH RULE 202 OF REGULATION S-T, THESE
              COMPUTATIONAL MATERIALS ARE BEING FILED IN PAPER.




                                  EXHIBIT 99

                           COMPUTATIONAL MATERIALS

                                     for

                       FINANCIAL ASSET SECURITIES CORP.

                Ocwen Home Equity Loan Trust, Series 1998-OFS1


                  FILED ON FORM SE, DATED FEBRUARY 27, 1998.







                               BROWN & WOOD LLP
                            One World Trade Center
                          New York, New York  10048
                          Telephone: (212) 839-5300
                          Facsimile: (212) 839-5599


                                        February 27, 1998


BY MODEM
--------
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

Re: Financial Asset Securities Corp.,
    Ocwen Home Equity Loan Trust, Series 1998-OFS1
    Asset-Backed Pass-Through Certificates
    ---------------------------------------------------

Ladies and Gentlemen:

     On behalf of Financial Asset Securities Corp. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.


                                        Very truly yours,

                                        /s/ Gail G. Watson
                                        ---------------------------
                                           Gail G. Watson


Enclosure